STADION INVESTMENT TRUST

Stadion Managed Risk 100 Fund Class A Shares (ETFFX) Class C Shares (ETFYX) Class I Shares (ETFVX)	Stadion Defensive International Fund Class A Shares (STOAX) Class C Shares (STOGX) Class I Shares (STOIX)
Stadion Tactical Income Fund Class A Shares (TACFX) Class C Shares (TACCX)* Class I Shares (TACSX)	Stadion Tactical Growth Fund Class A Shares (ETFAX) Class C Shares (ETFCX) Class I Shares (ETFOX)
Stadion Trilogy Alternative Return Fund Class A Shares (STTGX) Class C Shares (STTCX) Class I Shares (STTIX)	Stadion Tactical Defensive Fund Class A Shares (ETFRX) Class C Shares (ETFZX) Class I Shares (ETFWX)

*As of the date of this Prospectus, Class C Shares of the Stadion Tactical Income Fund have not commenced operations.

SUPPLEMENT

Dated January 23, 2015

This Supplement updates the Prospectus, dated September 26, 2014 and supplemented as of January 1, 2015 (“Prospectus”), for the Stadion Managed Risk 100 Fund, Stadion Defensive International Fund, Stadion Tactical Income Fund, Stadion Tactical Growth Fund, Stadion Trilogy Alternative Return Fund and Stadion Tactical Defensive Fund, each a series of the Stadion Investment Trust.

Please keep this supplement for future reference.

Changes to Stadion Trilogy Alternative Return Fund

The second and third paragraphs of the section entitled “Principal Investment Strategies” on page 21 of the Prospectus is deleted and replaced in its entirety with the following:

In allocating the Alternative Fund’s assets, the Adviser uses a combination of the investment styles described above and may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Alternative Fund’s portfolio. The Adviser’s approach is designed to manage risk exposure by seeking opportunities for return from varying market conditions. Under normal market conditions, the Alternative Fund expects that (i) approximately 30% to 70% of the Alternative Fund’s assets will be allocated to the Equity Position, (ii) approximately 30% to 50% of the Alternative Fund’s assets will be allocated to the Income Position and (iii) approximately 2% to 30% of the Alternative Fund’s assets will be allocated to the Market Movement Position; however, these percentages may vary over time as a result of market conditions and fluctuations.

Under normal market conditions, (i) the market value of the Equity Position’s options that are long positions are not expected to exceed approximately 6% of the Alternative’s Fund’s net assets; (ii) the market value of the Equity Position’s options that are short positions are not expected to exceed approximately 6% of the Alternative Fund’s net assets; (iii) the market value of the Income Position’s options are not expected to exceed approximately 12% of the Alternative’s Fund’s net assets; and (iv) the market value of the Market Movement Position’s options are expected to represent approximately 2% to 20% of the Alternative’s Fund’s net assets.